*******************************************

                            70TH ANNUAL REPORT 1999




                                   [TY SYMBOL]




                          TRI-CONTINENTAL CORPORATION

                        an investment you can live with


                  *******************************************

TRI-CONTINENTAL CORPORATION INVESTS TO

PRODUCE FUTURE GROWTH OF BOTH CAPITAL

AND INCOME, WHILE PROVIDING REASONABLE

CURRENT INCOME.









TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

To the Stockholders:                                           February 11, 2000


     Nineteen ninety-nine was a challenging year for Tri-Continental Corporation. During this time, the market overwhelmingly favored growth stocks over value stocks. A small number of stocks, particularly in the technology sector, continued to experience price gains, while much of the market lagged behind. In this environment, your Corporation, which seeks companies with solid valuation characteristics and strong fundamentals, posted a total return of 10.67% based on net asset value and 12.57% based on market price. At the same time, the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average, posted a total return of 17.19%, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) posted a total return of 21.04%.

     All major US indices ended 1999 at record highs, with the S&P 500 achieving a fifth consecutive year of greater than 20% returns. Despite stellar performances by the popular indices, the market was extraordinarily narrow. Just over half of the stocks in the S&P 500 had positive returns. In addition, the outsized returns of a few stocks skewed the indices. Just seven stocks were responsible for half of the S&P 500's return; five of these were technology companies, with four of those delivering astounding triple-digit returns. Large-cap growth and technology companies continued to dominate, while value stocks underperformed considerably. The market was driven to a large degree by momentum and, in such a market, valuation and fundamentals are largely ignored.

     The US economy remained strong in 1999 and, in January 2000, the expansion became the longest in US history. Both domestic and global economies were stronger during 1999 than perhaps anyone had anticipated at the start of the year. Throughout the year, the US economy showed no signs of slowing, triggering concerns regarding inflation. In response, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts. The Federal Reserve Board's skillful watch over the economy, both in its response to the worldwide crisis of 1998 and its vigilance regarding inflation in 1999, has been a key contributor to the long-term health of this remarkable economy. We believe that the economy will continue to provide a positive environment for equity investing in the year 2000. However, the Federal Reserve Board will undoubtedly remain watchful for any signs of inflation.

     As we look further ahead, into the 21st century, we believe there is much to be optimistic about, with several long-term factors that should support equity prices for many years. First are global demographic trends. The fastest-growing segment of the population in the US and other developed

TRI-CONTINENTAL CORPORATION


countries is the 45- to 64-year-old age group. As this group matures, its members are likely to spend less, both of necessity for retirement savings and because, while they are in their peak earning years, consumption needs often decrease. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

     Second, America has been experiencing disinflation since 1982, and nominal interest rates have been in an 18-year secular downtrend. Despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates, a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue and that stock markets around the world will benefit from a more positive global economic outlook.

     Fourth, new technology has allowed the economy to become vastly more productive, and the sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business and business-to-consumer. However, while we are highly enthusiastic about technology, we believe that investment behavior in this area has become increasingly speculative. As we seek opportunities in this exciting sector, we will remain committed to finding solid investment value and to considering company fundamentals.

     We believe that commitment to an investment discipline through all types of markets is a key to long-term investment success. The market cannot ignore stock price valuation and company fundamentals forever. We have always believed, and continue to believe, that eventually stock prices will correspond to underlying value.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.


By order of the Board of Directors,


/s/ WILLIAM C. MORRIS                         /s/ BRIAN T. ZINO
---------------------                         ---------------------
William C. Morris                             Brian T. Zino
Chairman                                      President

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS

[PHOTO OMITTED]

GROWTH AND INCOME TEAM: (from left) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (Administrative Assistant), (seated) CHARLES SMITH (Portfolio Manager), RODNEY COLLINS (Co-Portfolio Manager)

WHAT WERE TRI-CONTINENTAL CORPORATION'S INVESTMENT RESULTS IN 1999?

     For the 12 months ended December 31, 1999, Tri-Continental Corporation posted a total return of 10.67% based on net asset value and 12.57% based on market price. During the same period, the Lipper Closed-End Growth & Income Funds Average, which measures the results of closed-end funds with investment objectives similar to those of your Corporation, had a total return of 17.19%, while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 21.04%.

WHY DID TRI-CONTINENTAL CORPORATION UNDERPERFORM AGAINST THE S&P 500 AND ITS LIPPER PEER GROUP?

     The stock market's strong overall performance last year was the result of the outsized returns of a small number of highly priced growth stocks. The Technology sector, in particular, made a disproportionate impact on the market's overall performance. This single sector, which at year-end constituted 30% of the market cap of the S&P 500, accounted for 70% of the Index's performance. Without Technology, the S&P 500's return would have been just 7.50%.

     This extreme narrowness made last year's environment one of the most challenging ever for value investors. Your Corporation's managers have a value bias and, accordingly, are committed to finding companies that have attractive yields, stable earnings growth, strong fundamentals, and reasonable valuations. We believe that such a strategy is the best way to build a portfolio of stocks that will deliver solid performance over the long term. Nevertheless, such a strategy may not work over short time periods. Recently, investors appeared willing to pay any price for stocks that seemed to be on an upward price trend, with little or no regard for valuations and fundamentals. Nineteen ninety-nine's market was driven by momentum to an extraordinary degree. While we were disappointed that the Corporation did not have more competitive returns, we believe that remaining true to our discipline, and avoiding stocks whose valuations seem excessive, will best serve the Corporation's Stockholders over the long term.

WHAT ECONOMIC FACTORS AFFECTED THE CORPORATION'S INVESTMENT RESULTS IN 1999?

     Last year was one of great transition for global economies. In 1998, many observers feared that the US would be unable to withstand the global financial crisis and would itself be pulled into a recession. The US Federal Reserve Board reacted by lowering the federal funds rate three times during that year. This response, combined with similar actions by central banks around the world, was successful, and allowed global economies to recover. In the US, the economy not only avoided recession but growth continued to be robust, so much so that the Federal Reserve Board became concerned about inflation.

                                                           (continued on page 5)

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                 Average Annual
                                                 -------------------------------
                                    Three         One        Five          10
                                   Months*       Year        Years        Years
                                   -------       -----       -----        -----

      MARKET PRICE**                 5.97%       12.57%      23.19%       15.28%

      NET ASSET VALUE**              9.24        10.67       22.87        15.13

      LIPPER CLOSED-END
        GROWTH & INCOME
        FUNDS AVERAGE***            13.66        17.19       22.41        15.12

      S&P 500***                    14.88        21.04       28.55        18.21

PRICE PER SHARE
                     December 31,    September 30,    June 30,    March 31,    December 31,
                         1999            1999           1999        1999          1998
                     ------------    -------------    --------    ---------    ------------
Market Price           $27.875          $29.25        $30.1875     $29.00         $28.50

Net Asset Value         32.82            33.41         36.40        34.80          34.13


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 Capital Gain
                                              ---------------------------------------------------
                       Dividends Paid+          Paid               Realized            Unrealized
                       --------------           ----               --------            ----------
                           $0.48              $3.794++              $3.466              $9.20+++


THE NET REALIZED CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS PAID IN 1999 TOTALED $4.274. THIS IS EQUAL TO 12.4% OF THE CORPORATION'S AVERAGE END-OF-QUARTER NET ASSET VALUES FOR THE PRIOR FOUR QUARTERS (DECEMBER 1998 TO SEPTEMBER 1999).

--------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   * Returns for periods of less than one year are not annualized.

  ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

 *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

   + Preferred Stockholders were paid dividends totaling $2.50 per share.

  ++ Includes $0.67 of undistributed realized capital gains from 1998, which were paid on June 24, 1999.

 +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

TRI-CONTINENTAL CORPORATION

In an effort to slow the economy, the Federal Reserve Board increased the federal funds rate three times in 1999, reversing all of 1998's rate cuts.

     The Federal Reserve Board's more restrictive policy, along with increased inflation concerns in the market, drove interest rates steadily higher during the year. This had a negative effect on interest-rate-sensitive sectors, such as the financial sector -- one of the Corporation's most heavily weighted sectors.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?

     Tri-Continental remains committed to pursuing companies that are reasonably valued. We do not buy companies whose valuations we believe are extreme or companies whose earnings are expected to be negative in the foreseeable future. Unfortunately, the stock prices for many such companies moved higher and higher as the year progressed, despite their questionable fundamentals.

WHAT SECTORS OF THE PORTFOLIO BENEFITED INVESTMENT RESULTS?

     The strongest area of the portfolio -- as for the market -- was Technology. While the Corporation was underweighted in Technology, the sector was such a strong performer that it was the single largest contributor to overall portfolio returns. However, the portfolio's underweighting in Technology hurt the Corporation's performance relative to the Lipper Average and the S&P 500. The Corporation benefited from its exposure to both Basic Materials and Capital Goods, which were strong market performers during the year.

WHAT SECTORS HAD A NEGATIVE IMPACT ON RESULTS?

     Health Care was one of the worst-performing market sectors during the year because of uncertainty regarding potential Medicare price controls for drug companies, and Tri-Continental's exposure to this industry hurt the Corporation's overall performance. Consumer Staples also performed poorly as investors focused on these companies' lack of pricing flexibility.

WHAT IS YOUR OUTLOOK?

     We are cautiously optimistic regarding the outlook for value stocks and for Tri-Continental Corporation in the year 2000. We do not believe that the type of market that prevailed in 1999 -- one in which economic and company-specific fundamentals were largely ignored -- can continue. Many good companies languished in 1999 and are now trading at what we believe are exceptionally attractive prices.

     The Corporation seeks to remain well diversified and does not have excessive exposure to any one industry. The Technology sector now accounts for approximately 30% of the S&P 500, so we may remain modestly underweighted relative to the market in this industry over the near term. We do not doubt that technology will continue to be an important contributor to economic growth. However, we believe that valuations for many of these stocks have simply become unreasonable. It is our conviction that, ultimately, companies that are more attractively priced within their industry groups will be recognized by the market.

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE YEAR

Net asset value of each share of Common Stock was $32.82 at December 31, compared to $34.13 at the start of the year. If you took the June and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 1999 was equivalent to $37.18 at year end. Assuming the investment of dividends and gain distributions in shares, the total return was 10.67%.

DISTRIBUTION OF REALIZED GAIN

     Your Directors declared a net long-term distribution of $0.67 per Common share from the balance of taxable net gains realized from November 1, 1998, through December 31, 1998, which was paid on June 24, 1999, to Stockholders of record June 15, 1999.

     A distribution of $3.124 per Common share, realized on investments from January 1, 1999, through October 31, 1999, consisting of $2.842 from net long-term gains and $0.282 from net short-term gains, was paid on December 17, 1999 to Stockholders of record December 10, 1999.

     The Corporation is required to distribute to Common Stockholders substantially all of its undistributed net capital gains realized through October 31, 1999, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 1999 to December 31, 1999, of $0.58 per Common share remains a part of the underlying market value of Common Stock shares as of December 31, 1999. This amount will be distributed to Common
Stockholders during 2000, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.

     The number of shares of Common Stock issued to those who took the June and December payments in shares was determined by dividing the total dollar amount payable by $29.5313 and $28.9688, the means of the high and low market prices on the New York Stock Exchange on June 11 and December 8, respectively.
Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding.

OPERATING EXPENSES for the year were $23,232,584. The ratio of expenses to the average value of net investment assets was 0.56%, down from 1998's expense ratio of 0.58%.

COMMON STOCK DIVIDENDS, paid quarterly, totaled $0.48 per share on an average of 116,355,000 shares, compared to $0.52 in 1998 when, on average, there were approximately 8,287,000 fewer shares outstanding. Common Stock dividends paid in 1999 with the December 1998 and June 1999 capital gain distributions taken in additional shares were equivalent to $0.53 per share.

PREFERRED   STOCK   DIVIDENDS,   paid  each  quarter,   completed  70  years  of
uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $75.23 per Preferred share.

TRI-CONTINENTAL CORPORATION

ASSETS AT YEAR END:                                        1999             1998
                                                      --------------   ---------------
Total assets ......................................   $4,152,589,054    $4,043,814,126
                                                           5,088,570         3,660,628
                                                      --------------    --------------
NET INVESTMENT ASSETS .............................   $4,147,500,484    $4,040,153,498
Preferred Stock, at par value .....................       37,637,000        37,637,000
                                                      --------------    --------------
Net Assets for Common Stock .......................   $4,109,863,484    $4,002,516,498
                                                      ==============    ==============
Common shares outstanding .........................      125,234,203       117,276,903
NET ASSETS BEHIND EACH COMMON SHARE ...............           $32.82            $34.13
With 1999 gain distributions taken in shares ......           $37.18              --


TAXABLE GAIN:

Net capital gain realized .........................   $  434,056,822    $  347,172,591
Per Common share ..................................            $3.47             $2.96
Undistributed capital gains, end of year ..........   $   72,940,940    $   79,836,065
Per Common share, end of year .....................            $0.58             $0.68
Unrealized capital gains, end of year .............   $1,152,539,716    $1,266,872,573
Per Common share, end of year .....................            $9.20            $10.80

DISTRIBUTION OF GAIN:
Per Common share* .................................           $3.794            $4.275

INCOME:
Total income earned ...............................   $   79,858,790    $   79,558,868
Expenses ..........................................       23,232,584        21,376,291
Preferred Stock dividends .........................        1,881,850         1,881,850
                                                      --------------    --------------
Income for Common Stock ...........................   $   54,744,356    $   56,300,727
                                                      ==============    ==============
Expenses to average net investment assets .........            0.56%             0.58%
Expenses to average net assets for Common Stock ...            0.56%             0.58%

DIVIDENDS PER COMMON SHARE ........................            $0.48             $0.52
With December 1998 and June 1999 gain distributions
   taken in shares ................................            $0.53              --


--------------
* The Corporation's net capital gain realized for the year 1999 was $3.47 per share of Common Stock outstanding at December 31, 1999. However, the Corporation was required to distribute only the total undistributed net capital gain realized during the period from November 1, 1998, through October 31, 1999 ($3.794 per share), to avoid a 4% federal excise tax. The undistributed net realized capital gain as of year end ($0.58 per share) remains a part of the underlying market value of Common Stock shares as of December 31,1999. This amount will be distributed to common stockholders during 2000, at which time Common Stockholders will be subject to federal income taxes on the amount received.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

PURCHASES OF COMMON STOCK. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 1999, 1,858,846 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 13, during 1999 the Corporation purchased 2,919,000 additional shares.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may contribute up to $2,000 per year to a Traditional IRAprovided you have earned income and are under age 701/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRAmay be deductible or non-deductible. If you are not covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your adjusted gross income (AGI) in 1999 is less than $30,000. For spouses who are both covered by a plan, contributions will be fully deductible if your AGI is less than $50,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household AGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. Your Adjusted Gross Income (AGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRAbefore converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $160,000 may be taken into account as earned income under the plan in 2000 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the
Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

THE AUTOMATIC CASH WITHDRAWAL PLAN enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

FEDERAL TAXES

     Quarterly dividends paid on both the Preferred and Common Stocks for 1999 and the distribution from net short-term gain of $0.282 per Common share paid on December 17 are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 55.58% of the 1999 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     The distributions of $0.67 and $2.842 from net long-term gain, realized on investments from November 1, 1998 through December 31, 1998, and January 1, 1999 through October 31, 1999, respectively, were paid to Common Stockholders on June 24 and December 17, 1999, respectively. The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to Stockholders in 1999 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

     The tax cost basis of shares acquired by investing the June 24 and December 17 capital gain distributions in additional shares was $29.5313 and $28.9688 per share, respectively.

TRI-CONTINENTAL CORPORATION

A HISTORY OF BUILDING LONG-TERM WEALTH AND INCOME

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders' capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1979, was $19,875. Stockholders who took capital gains distributions in shares would have realized an 11-fold increase in the market value of these 1,000 shares to $220,005 by year-end 1999. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $440,328 at the end of 1999.

                                 BUILDING WEALTH

                             [LINE CHART OMITTED]


             [LINE CHART IS REPRESENTED BELOW IN ITS PRINTED FORM.]

                              <plot points needed>


* ASSUMES THE STOCKHOLDER DID NOT EXERCISE OR SELL THE TRANSFERABLE RIGHTS DISTRIBUTED IN CONNECTION WITH THE 1992 RIGHTS OFFERING. EITHER THE EXERCISE OR SALE OF THE RIGHTS WOULD IMPROVE THE ABOVE RESULTS.

     THE INFORMATION PROVIDED ABOVE IS BASED ON PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND EXCLUDES ANY COMMISSIONS OR COSTS ASSOCIATED WITH THE PURCHASE OF TRI-CONTINENTAL SHARES. IN ADDITION, CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS TAKEN IN ADDITIONAL SHARES ARE SUBJECT TO PERSONAL INCOME TAX IN THE YEAR EARNED. THE EXAMPLES SHOWN DO NOT REFLECT THE EFFECT OF SUCH TAXES.

     The chart above illustrates that Tri-Continental's performance cannot be judged based upon stock-price appreciation alone. Indeed, stock-price appreciation is a small component of Tri-Continental's total return. For Stockholders who take their capital gains in additional shares, and particularly for Stockholders who are able to take both their capital gains and their dividends in additional shares, the value of an investment in Tri-Continental has appreciated steadily over the years. This is because, while Tri-Continental's stock price may not increase significantly, investors who take their distributions in additional shares benefit from an increasing number of shares owned.

TRI-CONTINENTAL CORPORATION

WHY DOESN'T TRI-CONTINENTAL'S STOCK PRICE INCREASE?

     Tri-Continental is a regulated investment company and, as such, is required to distribute to stockholders at least 98% of realized gains on an annual basis to avoid paying a federal excise tax. As these gains are distributed, the stock price is reduced to reflect this outflow of capital and thus keeps Tri-Continental's stock price from increasing.

     While the stock price, ex-distribution, may not show any appreciation, an investment company's return can be measured by the distribution that is paid to Stockholders. For example, if a closed-end fund trades at $27.00 at the beginning of the year, appreciates by 11.1% during the year to $30.00, and makes a $3.00 distribution at year end, the price per share will be reduced by the amount of the distribution, causing it to be identical to what it was at the beginning of the year, although it has in fact returned 11.1%. If this was repeated every year for five years, the fund in our example would remain at $27.00 per share, but a total of $15.00 per share would have been paid, for a 55.5% cumulative total return over the five-year period.

THE POWER OF COMPOUNDING

     While Tri-Continental's stock price does not increase substantially, investors can increase the total amount of capital they have working for them by taking their dividends and capital gains in additional shares, rather than in cash. In other words, the distributions that are made reflect an outflow of capital from the Corporation, but investors can choose to put these distributions back to work for them.

     Consider the following two investors in this example. Their investment distributes 10% annually and each investor begins with $1,000. Investor A takes the 10% annual distribution from the investment in cash, while Investor B invests the annual 10% distribution back in additional shares.

                                   Investor A                        Investor B
                         -------------------------------    -------------------------------
                                               Annual                             Annual
                                            Distribution                       Distribution
                         Total Investment    in Dollars     Total Investment    in Dollars
                         ----------------   ------------    ----------------   ------------
Year 1                        $1,000             $100            $1,000             $100
Year 2                         1,000              100             1,100              110
Year 3                         1,000              100             1,210              121
Year 4                         1,000              100             1,331              133
Year 5                         1,000              100             1,464              146
Year 6                         1,000              100             1,611              161
Year 7                         1,000              100             1,772              177
Year 8                         1,000              100             1,949              194
Year 9                         1,000              100             2,144              214
Year 10                        1,000              100             2,358              236

     After 10 years, Investor A's total dollar amount invested remained at $1,000 since distributions, totalling $1,000, were not invested but were taken in cash. Investor B invested $1,594 of distributions, and has $2,358 and $236 in not yet reinvested cash after 10 years. Investor B's distribution will continue to increase (if the distribution rate remains constant) because Investor B has more capital working each year.

     All examples are for illustrative purposes only and do not indicate the past or future performance of any specific investment, including Tri-Continental Corporation.

TRI-CONTINENTAL CORPORATION

TRI-CONTINENTAL'S DISCOUNT

     Tri-Continental Corporation is a closed-end investment company whose stock is listed on the New York Stock Exchange. Unlike open-end mutual funds, whose shares sell at net asset value (NAV) plus any applicable sales charge, the price of Tri-Continental stock is determined by the forces of supply and demand. Therefore, the market price of Tri-Continental's stock can be at a "premium," above its NAV, or at a "discount," below its NAV.

     Discounts are common to closed-end investment companies like Tri-Continental Corporation, and fluctuate over time; however, sometimes various closed-end funds, including Tri-Continental, have sold at a premium. In recent years, discounts on closed-end funds have tended to be wider than they were in the early 1990s. In reaction to Tri-Continental's discount, a small number of Stockholders have introduced proposals that the Board of Directors consider various actions, including turning Tri-Continental into an open-end mutual fund. In each case, voting Stockholders overwhelmingly supported maintaining Tri-Continental's closed-end structure.

                             PREMIUM/DISCOUNT RANGE
                                   1908-1999

                              [LINE CHART OMITTED]

             [LINE CHART IS REPRESENTED BELOW IN ITS PRINTED FORM.]

                              <PLOT POINTS NEEDED>


     Over the past 20 years, Tri-Continental's discount/premium has generally been consistent with that of many other closed-end funds with similar investment objectives. Tri-Continental's 20-year median discount, as of December 31, 1999, was -14.56%. During the past two decades, Tri-Continental's discount has been as wide as 25.12%, at the end of 1980, while its premium has been as high as 2.45%, at the end of 1986. Tri-Continental's year-end 1999 discount was 15.07%, moderately narrower than its 16.50% discount at year-end 1998. The year-end 1999 figure is within the bottom half of the year-end premium/discount rates evidenced between 1979 and 1999.

   Your Manager continues to conduct and review broad studies and in-depth research of closed-end fund discounts in general and Tri-Continental's discount in particular, and reports the findings to the Board of Directors each year. These studies have concluded that discounts among many closed-end funds with characteristics similar to those of Tri-Continental tend to widen and narrow concurrently. Moreover, they point to no single determinant to explain why closed-end companies sell at a discount or a premium.

TRI-CONTINENTAL CORPORATION

STOCK REPURCHASE PROGRAM

     In November 1999, the Board of Directors authorized the renewal of Tri-Continental's ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation's shares over a 12-month period, provided that the discount remains wider than 10%. The Board's decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

     For the year ended December 31, 1999, the Corporation had purchased 2,919,000 shares in the open market, representing 45.0% of the total shares authorized for repurchase. The repurchase of additional shares is expected to take place between January and November 2000, as long as the discount remains above 10%.

INTRODUCE TRI-CONTINENTAL TO A FRIEND

     "Introduce Tri-Continental to a Friend" is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request "The Story of Tri-Continental" brochure and the "Introduce Tri-Continental to a Friend" investor package have been inserted in the Mid-Year and Annual Reports since the program's inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental's Chairman, a copy of the most recent Stockholder Report, a Prospectus, "The Story of Tri-Continental" brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tri-continental.com

     Now Stockholders can get the latest Tri-Continental information -including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more -- over the Internet, 24 hours a day, seven days a week.

     Tri-Continental's website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please stop by www.tri-continental.com. We hope you find the site a useful one that you will want to visit often.

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF NET INVESTMENT ASSETS

The diversification of portfolio holdings by industry on December 31, 1999, was as follows. Individual securities owned are listed on pages 16 to 19.

                                                                                     PERCENT OF NET
                                                                                    INVESTMENT ASSETS
                                                                                       DECEMBER 31,
                                                                                    ------------------
                                         ISSUES      COST            VALUE            1999     1998
                                         ------ --------------   --------------       ----     ----
NET CASH AND
 SHORT-TERM HOLDINGS                        1   $   98,271,306   $   98,271,306        2.4%     1.5%
TRI-CONTINENTAL
  FINANCIAL DIVISION                        2       13,197,906       13,459,900        0.3      0.4
US GOVERNMENT SECURITIES                   --               --               --         --      7.3
                                          ---   --------------   --------------       ----     ----
                                            3   $  111,469,212   $  111,731,206        2.7%     9.2%
                                          ---   --------------   --------------       ----     ----
COMMON STOCKS:
  Aerospace                                 1   $   16,721,418   $   21,891,250        0.5%     0.6%
 Automotive and Related                     2       81,888,654       97,715,625        2.4      3.8
 Basic Materials                           --               --               --         --      0.5
 Capital Goods                             --               --               --         --      0.8
 Chemicals                                  1       39,834,848       43,806,875        1.1      0.8
 Communications                             4      252,837,679      329,324,041        7.9      8.5
 Communications Equipment                   2       94,131,257      108,292,500        2.6      1.0
 Computers and Business
   Services                                10      464,388,063      821,379,063       19.8     11.2
 Consumer Goods and Services               10      490,007,434      515,909,375       12.4     11.6
 Diversified                               --               --               --         --      1.3
 Drugs and Health Care                      8      300,578,000      383,464,687        9.3     11.0
 Electric and Gas Utilities                 2      103,279,695      113,550,000        2.7      3.3
 Electrical Equipment                       1       24,637,069       38,362,187        0.9       --
 Electronics                                1       61,749,304       36,125,000        0.9      1.4
 Energy                                     5      223,590,937      290,852,597        7.0      8.1
 Finance and Insurance                     10      410,107,748      634,605,911       15.3     14.4
 Machinery and
   Industrial Equipment                     2      151,894,959      294,003,750        7.1      5.5
 Office Equipment                           1       43,060,617       48,312,500        1.2       --
 Paper and Forest Products                  1       32,970,706       48,650,000        1.2      2.2
 Publishing                                 1       11,403,065       33,848,437        0.8      0.7
 Retail Trade                               2       74,560,516      167,445,000        4.0      2.6
 Transportation                             1        5,805,000        8,010,900        0.2      1.5
 Other                                      1           44,587          219,580         --       --
                                          ---   --------------   --------------      -----    -----
                                           66   $2,883,491,556   $4,035,769,278       97.3%    90.8%
                                          ---   --------------   --------------      -----    -----
NET INVESTMENT ASSETS                      69   $2,994,960,768   $4,147,500,484      100.0%   100.0%
                                          ===   ==============   ==============      =====    =====

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
OCTOBER 1 TO DECEMBER 31, 1999

                                             SHARES
                                      --------------------
                                                  HOLDINGS
ADDITIONS                             INCREASE    12/31/99
---------                             --------    --------

COMMON STOCKS

Bank of America
   Corporation                         799,987   1,714,987
Gillette Company (The)               1,245,000   1,245,000
Intel Corporation                       50,000   1,350,000
Nortel Networks
   Corporation                         450,000     450,000
Pitney Bowes
   Incorporated                      1,000,000   1,000,000
Raytheon Company
   Class "B"                           129,700   1,360,000
United Parcel
   Service, Inc. Class "B"             116,100     116,100
United Technologies
   Corporation                          70,000   1,940,000
Wal-Mart Stores, Inc.                   65,000   1,845,000
Williams Companies,
   Inc. (The)                        1,000,000   2,400,000


                                        SHARES OR PRIN. AMT.
                                     --------------------------
                                                     HOLDINGS
REDUCTIONS                            DECREASE       12/31/99
-----------                          ---------      -----------

COMMON STOCKS

Allstate Corporation
   (The)                             2,200,000 shs.      --
DQE Inc.                             1,000,000           --
Fort James Corporation                 641,900           --
GATX Corporation                       760,000           --
General Electric
   Corporation                         174,800       1,085,000 shs.
Microsoft Corporation                  260,000       1,680,000
Pharmacia &
   Upjohn, Inc.                        760,000           --
Washington
   Mutual, Inc.                      1,344,000           --
US GOVERNMENT
   SECURITIES
US Treasury Notes,

   7.25%, 8/15/2004                $65,000,000           --
US Treasury Notes,
   6.50%, 10/15/2006                50,000,000           --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

10 LARGEST EQUITY HOLDINGS
DECEMBER 31, 1999

                                                                      INCREASE/(DECREASE)
                                            DECEMBER 31, 1999               IN VALUE
                                         -----------------------    ------------------------
                                            COST        VALUE            FOR       SINCE
                                           (000S)      (000S)           1999     PURCHASE
                                         ----------  ----------       --------  -----------
 Microsoft Corporation                    $102,978   $ 196,088          68.5%      90.4%
 General Electric Company                   84,567     167,904          51.6       98.5
 Wal-Mart Stores, Inc.                      38,749     127,536          69.8      229.1
 United Technologies Corporation            67,328     126,100          19.5       87.3
 Intel Corporation                          52,456     111,080          38.8      111.8
 Exxon Mobil Corporation                    78,466     108,587          14.6       38.4
 Cisco Systems, Inc.                        41,035     105,487          15.3      157.1
 AT&T Corp.                                 91,838      96,679           1.2        5.3
 SBC Communications, Inc.                   67,544      95,661          (9.1)      41.6
 Applied Materials, Inc.                    43,323      90,559         109.0      109.0
                                          --------   ---------
                                          $668,284  $1,225,681
                                          ========   =========

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS                                 DECEMBER 31, 1999

                                                     SHARES           VALUE
                                                    ---------     --------------

COMMON STOCKS - 97.3%

AEROSPACE - 0.5%

GENERAL DYNAMICS CORPORATION                          415,000     $   21,891,250
  Manufacturer of defense products                                --------------

AUTOMOTIVE AND RELATED - 2.4%

DAIMLERCHRYSLER CORPORATION                           600,000     $   46,950,000
  Manufacturer of automobiles,
    trucks, and related parts
FORD MOTOR COMPANY                                    950,000         50,765,625
  Manufacturer and distributor of                                 --------------
   automobiles, trucks, and related parts                         $   97,715,625
                                                                  --------------
CHEMICALS - 1.1%

DUPONT (E.I.) DE NEMOURS AND COMPANY                  665,000     $   43,806,875
  Producer of chemicals                                           --------------

COMMUNICATIONS - 7.9%

AT&T CORP.                                          1,905,000     $   96,678,750
  Provider of telecommunications services
GTE CORPORATION                                     1,000,000         70,562,500
  Provider of telephone services,
    systems, and equipment
MCI WORLDCOM, INC.*                                 1,252,500         66,421,641
  Provider of telecommunications services
SBC COMMUNICATIONS, INC.                            1,962,280         95,661,150
  Provider of telephone services                                  --------------
                                                                  $  329,324,041
                                                                  --------------
COMMUNICATIONs EQUIPMENT - 2.6%

LUCENT TECHNOLOGIES, INC.                             840,000     $   62,842,500
  Manufacturer of telecommunications equipment
NORTEL NETWORKS CORPORATION                           450,000         45,450,000
  Provider of telecommunications equipment                        --------------
                                                                  $  108,292,500
                                                                  --------------
COMPUTERs AND BUSINESS SERVICES - 19.8%

AMERICA ONLINE, INC.*                                 520,000     $   39,227,500
  Provider of electronic mail, entertainment,
    reference and interactive publications,
    as well as Internet access
APPLIED MATERIALS INC.*                               715,000         90,559,219
  Manufacturer of semiconductor wafer
    fabrication equipment
CISCO SYSTEMS, INC.*                                  985,000        105,487,344
  Manufacturer of computer network products
DELL COMPUTER CORPORATION*                            940,000         47,910,625
  International provider of computer
    systems and services
ELECTRONIC DATA SYSTEMS CORPORATION                 1,325,000         88,692,187
  Provider of management consulting
    and technology services
HEWLETT-PACKARD COMPANY                               375,000         42,726,562
  Manufacturer of computers and peripherals
INTEL CORPORATION                                   1,350,000        111,079,688
  Manufacturer of microprocessors
    and memory circuits
INTERNATIONAL BUSINESS MACHINES CORPORATION           770,000         83,160,000
  Diversified technology provider
MICROSOFT CORPORATION*                              1,680,000        196,087,500
  Provider of personal computer operating
    systems and application software products
XEROX CORPORATION                                     725,000         16,448,438
   Developer, manufacturer, and                                   --------------
     marketer of office automation products                       $  821,379,063
                                                                  --------------
---------------
See footnotes on page 19.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                     DECEMBER 31, 1999

                                                     SHARES           VALUE
                                                    ---------     --------------

CONSUMER GOODS AND SERVICES - 12.4%

ANHEUSER-BUSCH COMPANIES, INC.                        620,000     $   43,942,500
  Brewery; theme park operator; manufacturer and
  recycler of aluminum beverage containers
BESTFOODS                                           1,015,000         53,350,938
  Manufacturer of brand name food products
CLOROX COMPANY (The)                                1,245,000         62,716,875
  Manufacturer and marketer of household
    consumer products
COCA-COLA COMPANY (The)                               660,000         38,445,000
  Manufacturer and marketer of soft drinks
    and consumer products
CONAGRA, INC.                                       2,595,000         58,549,688
  Producer and manufacturer of prepared foods
    and agricultural products
GILLETTE COMPANY (The)                              1,245,000         51,278,438
  Manufacturer of personal care products
PEPSICO, INC.                                       1,610,000         56,752,500
  Manufacturer and marketer of soft drinks
    and consumer products
PHILIP MORRIS COMPANIES, INC.                       1,485,000         34,433,437
  Manufacturer of tobacco products, food,
    and beverages
PROCTER & GAMBLE COMPANY (The)                        655,000         71,763,437
  Manufacturer and distributor of household
    and personal care products
SARA LEE CORPORATION                                2,025,000         44,676,562
  Manufacturer of processed foods and                               ------------
    consumer products                                               $515,909,375
                                                                    ------------

DRUGS AND HEALTH CARE - 9.3%

ABBOTT LABORATORIES                                 1,120,000       $ 40,670,000
  Developer and manufacturer of diversified
    health care products
AMERICAN HOME PRODUCTS CORPORATION                  1,350,000         53,240,625
  Developer and manufacturer of pharmaceuticals,
    food, and housewares
BAXTER INTERNATIONAL INC.                             675,000         42,398,438
  Manufacturer and distributor of hospital
    and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                          730,000         46,856,875
  Developer and manufacturer of health
    and personal care products
JOHNSON & JOHNSON                                     750,000         69,843,750
  Developer and manufacturer of
    health care products
MERCK & CO., INC.                                     945,000         63,374,062
  Developer and manufacturer of pharmaceuticals
PFIZER INC.                                           930,000         30,166,875
  Manufacturer of health care consumer products
    and specialty chemicals
SCHERING-PLOUGH CORPORATION                           875,000         36,914,062
  Manufacturer of pharmaceuticals and                               ------------
    health and personal care products                               $383,464,687
                                                                    ------------
ELECTRIC AND GAS UTILITIES - 2.7%

UNICOM CORPORATION                                  1,200,000       $ 40,200,000
  Electric utility
WILLIAMS COMPANIES, INC. (The)                      2,400,000         73,350,000
  Transporter and producer of natural gas                           ------------
                                                                    $113,550,000
                                                                    ------------
ELECTRICAL EQUIPMENT - 0.9%

HONEYWELL INTERNATIONAL INC.                         665,000        $ 38,362,187
  Manufacturer of automation and control systems                    ------------

---------------
See footnotes on page 19.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                    DECEMBER 31, 1999

                                                     SHARES           VALUE
                                                    ---------     --------------

ELECTRONICS - 0.9%

RAYTHEON COMPANY CLASS "B"                          1,360,000     $   36,125,000
  Producer of defense and commercial                              --------------
    electronics

ENERGY - 7.0%

BP AMOCO PLC (ADRs) (United Kingdom)                1,035,000     $   61,388,437
  Explorer, producer, refiner, and retailer
    of petroleum products
EXXON MOBIL CORPORATION                             1,347,862        108,587,132
  Explorer and producer of natural gas, oil,
    and petroleum products
ROYAL DUTCH PETROLEUM COMPANY (Netherlands)         1,140,000         68,898,750
  Provider of international oil services
SCHLUMBERGER LTD.                                     830,000         46,687,500
  Worldwide provider of energy services
TRANSOCEAN SEDCO FOREX INC.                           160,688          5,290,778
  Provider of deepwater and harsh environment                     --------------
    drilling services                                             $  290,852,597
                                                                  --------------
FINANCE AND INSURANCE - 15.3%

AMERICAN GENERAL CORPORATION                        1,035,000     $   78,530,625
  Diversified financial services provider
AMERICAN INTERNATIONAL GROUP, INC.                    620,000         67,037,500
  International insurance holding company
BANK OF AMERICA CORPORATION                         1,714,987         86,070,910
  Commercial bank
BANK OF NEW YORK COMPANY, INC.                      2,240,000         89,600,000
  Commercial bank
CHUBB CORPORATION (The)                               650,000         36,603,125
  International holding company specializing
    in property and casualty insurance
CITIGROUP INC.                                      1,590,000         88,344,375
  Provider of diversified financial services
FANNIE MAE                                            745,000         46,515,938
  Provider of mortgage financing
MELLON BANK CORPORATION                             1,555,000         52,967,188
  Provider of financial services
MERRILL LYNCH & CO. INCORPORATED                      595,000         49,682,500
  Provider of financial services
MORGAN (J.P.) & CO. INCORPORATED                      310,000         39,253,750
  Provider of financial services                                  --------------
                                                                  $  634,605,911
                                                                  --------------

MACHINERY AND
  INDUSTRIAL EQUIPMENT - 7.1%

GENERAL ELECTRIC COMPANY                            1,085,000     $  167,903,750
  Provider of electrical equipment
UNITED TECHNOLOGIES CORPORATION                     1,940,000        126,100,000
  Manufacturer of elevators, jet engines,                         --------------
    flight systems, and automotive parts                          $  294,003,750
                                                                  --------------

OFFICE EQUIPMENT - 1.2%

PITNEY BOWES INCORPORATED                           1,000,000     $   48,312,500
  Retailer of mailing equipment and supplies                      --------------

PAPER AND FOREST PRODUCTS - 1.2%

MEAD CORPORATION (The)                              1,120,000    $    48,650,000
  Manufacturer of paper, lumber,                                 ---------------
    and wood products

---------------
See footnotes on page 19.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                    DECEMBER 31, 1999

                                                     SHARES           VALUE
                                                    ---------     --------------

PUBLISHING - 0.8%

GANNETT COMPANY, INC.                                 415,000     $   33,848,437
  Newspapers; radio and television broadcasting                   --------------

RETAIL TRADE - 4.0%

MAY DEPARTMENT STORES COMPANY                       1,237,500     $   39,909,375
  Department store operator
WAL-MART STORES, INC.                               1,845,000        127,535,625
  Discount retailer                                               --------------
                                                                  $  167,445,000
                                                                  --------------

TRANSPORTATION - 0.2%

UNITED PARCEL SERVICE, INC. CLASS "B"                 116,100     $    8,010,900
  Delivery of packages and documents                              --------------

OTHER
  (Cost: $44,587)                                                 $      219,580
                                                                  --------------

TOTAL COMMON STOCKS
  (Cost: $2,883,491,556)                                          $4,035,769,278
                                                                  --------------

TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.3%
  (Cost: $13,197,906)                                             $   13,459,900
                                                                  --------------

SHORT-TERM HOLDINGS - 2.3%
  (Cost: $94,500,000)                                             $   94,500,000
                                                                  --------------

TOTAL INVESTMENTS - 99.9%
  (Cost: $2,991,189,462)                                          $4,143,729,178


OTHER ASSETS LESS LIABILITIES - 0.1%                                   3,771,306
                                                                  --------------

NET INVESTMENT ASSETS - 100.0%                                    $4,147,500,484
                                                                  ==============

--------------
* Non-income producing security.
+ Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1999

ASSETS:
Investments at value:
 Common stocks (cost--$2,883,491,556).....   $4,035,769,278
 Tri-Continental Financial Division
   (cost--$13,197,906)....................       13,459,900
 Short-Term Holdings (cost--$94,500,000)..       94,500,000
                                             --------------
Total Investments (cost--$2,991,189,462) ..................     $ 4,143,729,178
Cash ......................................................             800,111
Receivable for dividends and interest .....................           5,909,816
Investment in, and expenses prepaid to, stockholder
 service agent ............................................             455,041
Other .....................................................           1,694,908
                                                                ---------------
TOTAL ASSETS ..............................................     $ 4,152,589,054
                                                                ---------------

LIABILITIES:
Payable for Common Stock repurchased ......................     $     1,676,493
Management fee payable ....................................           1,373,666
Preferred dividends payable ...............................             470,462
Accrued expenses and other ................................           1,567,949
                                                                ---------------
TOTAL LIABILITIES .........................................     $     5,088,570
                                                                ---------------

NET INVESTMENT ASSETS .....................................     $ 4,147,500,484

Preferred Stock, at $50 par value .........................          37,637,000
                                                                ---------------
NET ASSETS FOR COMMON STOCK ...............................     $ 4,109,863,484
                                                                ===============
NET ASSETS PER SHARE OF COMMON STOCK
  (market value--$27.875) .................................     $         32.82
                                                                ===============

STATEMENT OF CAPITAL STOCK AND SURPLUS  DECEMBER 31, 1999

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$5,509.87
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ................................     $    37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--129,000,000; issued
  and outstanding--125,234,203 ............................          62,617,101
SURPLUS:
 Capital surplus ..........................................       2,823,253,795
 Dividends in excess of net investment income .............          (1,488,068)
 Undistributed net realized gain ..........................          72,940,940
 Net unrealized appreciation of investments ...............       1,152,539,716
                                                                ---------------
                                                                $ 4,147,500,484
                                                                ===============

---------------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS For the Year Ended December 31, 1999

INVESTMENT INCOME:
 Dividends (net of foreign taxes
   withheld of $553,772).....................     $ 62,396,844
 Interest                                           17,461,946
                                                  ------------
TOTAL INVESTMENT INCOME.......................................     $ 79,858,790

EXPENSES:
 Management fee..............................     $ 16,408,753
 Stockholder account and registrar services..        4,165,934
 Stockholder reports and communications......        1,097,085
 Custody and related services................          555,917
 Stockholders' meeting.......................          310,056
 Directors' fees and expenses................          265,012
 Auditing and legal fees.....................          197,306
 Registration................................          106,196
 Miscellaneous...............................          126,325
                                                  ------------
TOTAL EXPENSES................................................       23,232,584
                                                                   ------------
NET INVESTMENT INCOME.........................................     $ 56,626,206*
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
 Net realized gain on investments............     $434,056,822
 Net change in unrealized appreciation
  of investments.............................     (114,332,857)
                                                  ------------
NET GAIN ON INVESTMENTS.......................................       319,723,965
                                                                   -------------
INCREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS..............................................     $ 376,350,171
                                                                   =============

--------------
*Net investment income available for Common Stock is $54,744,356, which is net of Preferred Stock dividends of $1,881,850. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                    YEAR ENDED DECEMBER 31,
                                                            ------------------------------------
                                                                  1999                 1998
                                                            ---------------      ---------------
OPERATIONS:
Net investment income .................................     $    56,626,206      $    58,765,720
Net realized gain on investments ......................         434,056,822          356,343,038
Net realized loss from foreign currency transactions ..                  --           (9,753,590)
Net change in unrealized appreciation
  of investments ......................................        (114,332,857)         401,764,341
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies ...................                  --            7,774,454
                                                            ---------------      ---------------
INCREASE IN NET INVESTMENT
  ASSETS FROM OPERATIONS ..............................     $   376,350,171      $   814,893,963
                                                            ---------------      ---------------

DISTRIBUTIONS TO STOCKHOLDERS:

Net investment income:
  Preferred Stock (per share: $2.50 and $2.50) ........          (1,881,850)     $    (1,881,850)
  Common Stock (per share: $0.48 and $0.52) ...........         (55,850,232)         (56,195,184)
                                                            ---------------      ---------------
                                                            $   (57,732,082)     $   (58,077,034)
Net realized gain on investments:

  Common Stock (per share: $3.794 and $4.275) .........        (440,951,947)        (463,498,251)
                                                            ---------------      ---------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS ..................................     $  (498,684,029)     $  (521,575,285)
                                                            ---------------      ---------------

CAPITAL SHARE TRANSACTIONS:

Value of shares of Common Stock issued
  at market price in gain distributions
  (10,789,967 and 11,748,613 shares) ..................     $   313,599,376      $   325,650,732
Value of shares of Common Stock issued
  for investment plans (1,858,846 and 1,894,263 shares)          55,065,194           52,067,826
Cost of shares of Common Stock purchased
  from investment plan participants
  (1,777,297 and 1,921,433 shares) ....................         (52,696,754)         (53,367,830)
Cost of shares of Common Stock purchased in the
  open market (2,919,000 and 251,900 shares) ..........         (86,293,000)          (6,982,882)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (4,784 and 10,446 shares) ..................               6,028               14,054
                                                            ---------------      ---------------
INCREASE IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....................     $   229,680,844      $   317,381,900
                                                            ---------------      ---------------
INCREASE IN NET INVESTMENT ASSETS .....................     $   107,346,986      $   610,700,578

NET INVESTMENT ASSETS:

Beginning of year .....................................       4,040,153,498        3,429,452,920
                                                            ---------------      ---------------
END OF YEAR (including dividends in excess of
  net investment income of $1,488,068 and $382,192,
  respectively) .......................................     $ 4,147,500,484      $ 4,040,153,498
                                                            ===============      ===============


---------------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

   a. SECURITY VALUATION -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued  at  current  market  values  or,  in  their  absence,  fair  value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales
      prices  or,  in  their  absence  and  in  the  case  of   over-the-counter
      securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

   b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

         The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   c. FORWARD CURRENCY CONTRACTS -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

   d. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

   e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

   f. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

TRI-CONTINENTAL CORPORATION

2. CAPITAL STOCK TRANSACTIONS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1999, 1,777,297 shares were purchased from Plan participants at a cost of $52,696,754, which represented a weighted average discount of 15.50% from the net asset value of those acquired shares. A total of 1,858,846 shares were issued to Plan participants during the year for proceeds of $55,065,194, at a discount of 14.78% from the net asset value of those shares.

   For the year ended December 31, 1999, the Corporation purchased 2,919,000 shares of its Common Stock in the open market at an aggregate cost of $86,293,000, which represented a weighted average discount of 15.67% from the net asset value of those acquired shares.

   At December 31, 1999, 264,901 shares of Common Stock were reserved for issuance upon exercise of 13,543 Warrants, each of which entitled the holder to purchase 19.56 shares of Common Stock at $1.15 per share. Assuming the exercise of all Warrants outstanding at December 31, 1999, net investment assets would have increased by $304,636 and the net asset value of the Common Stock would have been $32.75 per share. The number of Warrants exercised during the years 1999 and 1998, was 268 and 625, respectively.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, amounted to $1,465,767,938 and $1,432,905,790, respectively; purchases and sales of US Government obligations amounted to $264,962,339 and $547,067,460, respectively. At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,249,625,816 and $97,274,100, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1999, the Corporation owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1999, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $4,102,826 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

TRI-CONTINENTAL CORPORATION

   Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $493,910 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. RESTRICTED SECURITIES -- At December 31, 1999, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 1999, are as follows:


          Investments                    Acquisition Date(s)        Cost          Value
------------------------------------     -------------------     -----------    -----------
WCAS Capital Partners II, L.P.           12/11/90 to 3/24/98      $ 5,962,340   $ 6,503,482
Whitney Subordinated Debt Fund, L.P.     7/12/89 to 11/10/98        7,235,566     6,956,418
                                                                  -----------   -----------
Total                                                             $13,197,906   $13,459,900
                                                                  ===========   ===========

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

   "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                                               Year Ended December 31,
                                            --------------------------------------------------------------
                                               1999         1998         1997        1996          1995
                                            ----------   ---------   -----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE,
 BEGINNING OF YEAR ....................     $    34.13   $   32.06   $     29.28   $    27.58   $    23.70
                                            ----------   ---------   -----------   ----------   ----------
Net investment income .................           0.48        0.54          0.60         0.68         0.74
Net realized and unrealized
 investment gain ......................           2.90        7.01          6.94         4.84         6.14
Net realized and unrealized gain (loss)
 from foreign currency transactions ...          --          (0.01)        (0.17)       (0.02)        0.03
                                            ----------   ---------   -----------   ----------   ----------
INCREASE FROM INVESTMENT
 OPERATIONS ...........................           3.38        7.54          7.37         5.50         6.91
Dividends paid on Preferred Stock .....          (0.02)      (0.02)        (0.02)       (0.02)       (0.02)
Dividends paid on Common Stock ........          (0.48)      (0.52)        (0.60)       (0.66)       (0.73)
Distributions from net gain realized ..          (3.79)      (4.28)        (3.45)       (2.72)       (2.01)
Issuance of Common Stock
 in gain distributions ................          (0.40)      (0.65)        (0.52)       (0.40)       (0.27)
                                            ----------   ---------   -----------   ----------   ----------
NET INCREASE (Decrease)
 IN NET ASSET VALUE ...................          (1.31)       2.07          2.78         1.70         3.88
                                            ----------   ---------   -----------   ----------   ----------
NET ASSET VALUE,
 END OF YEAR ..........................     $    32.82   $   34.13   $     32.06   $    29.28   $    27.58
                                            ==========   =========   ===========   ==========   ==========
ADJUSTED NET ASSET VALUE,
  END OF YEAR* ........................     $    32.75   $   34.06   $     31.99   $    29.22   $    27.52
MARKET VALUE, END OF YEAR .............     $    27.875  $   28.50   $     26.6875 $    24.125  $    22.625

---------------
See footnotes on page 27.

TRI-CONTINENTAL CORPORATION

                                                                         Year Ended December 31,
                                       ----------------------------------------------------------------------------------------
                                           1999               1998               1997               1996               1995
                                       -------------      -------------      -------------      -------------      ------------
TOTAL INVESTMENT RETURN:

Based upon market value ..........            12.57%             26.19%             27.96%             21.98%            27.95%
Based upon net asset value .......            10.67%             25.80%             26.65%             21.45%            30.80%

Ratios/Supplemental Data:
Expenses to average net
  investment assets ..............             0.56%              0.58%              0.60%              0.62%             0.63%
Expenses to average net assets for
  Common Stock ...................             0.56%              0.58%              0.60%              0.63%             0.64%
Net investment income to
  average net investment assets ..             1.36%              1.59%              1.80%              2.27%             2.71%
Net investment income to average
  net assets for Common Stock ....             1.38%              1.60%              1.82%              2.31%             2.75%
Portfolio turnover rate ..........            42.83%             63.39%             83.98%             53.96%            62.28%
NET INVESTMENT ASSETS,
  END OF YEAR (000s omitted):
For Common Stock .................     $   4,109,863      $   4,002,516      $   3,391,816      $   2,835,026      $  2,469,149
For Preferred Stock ..............            37,637             37,637             37,637             37,637            37,637
                                       -------------      -------------      -------------      -------------      ------------
TOTAL NET INVESTMENT ASSETS ......     $   4,147,500      $   4,040,153      $   3,429,453      $   2,872,663      $  2,506,786
                                       =============      =============      =============      =============      ============

---------------
* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1999, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Corporation's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1999, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) TRI-1092      Stockholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated
                    Telephone Access Service


                             www.tricontinental.com

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
Dean, Fletcher School of Law and
 Diplomacy at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN (3,4)
Chairman, The Rockefeller Foundation
Trustee, Committee for Economic
 Development

FRANK A. MCPHERSON (2,4)
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

JOHN E. MEROW (2,4)
Retired Chairman and Senior Partner,
 Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

BETSY S. MICHEL (2,4)
Trustee, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
Chairman, Tri-Continental Corporation
Chairman of the Board,
 J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
Retired Partner, Pitney, Hardin, Kipp & Szuch,
 Law Firm

JAMES Q. RIORDAN (3,4)
Director, KeySpan Energy Corporation
Trustee, Committee for Economic
 Development
Director, Public Broadcasting Service

RICHARD R.SCHMALTZ (1)
Managing Director, Director of Investments,
 J. & W. Seligman & Co. Incorporated
Trustee Emeritus,Colby College

ROBERT L. SHAFER (3,4)
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON (2,4)
Director and Consultant,
 Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

BRIAN T. ZINO (1)
President, Tri-Continental Corporation
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
 Investment Company Institute

DIRECTOR EMERITUS

FRED E. BROWN
Director and Consultant,
 J. & W. Seligman & Co. Incorporated


--------------------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

CHARLES W. KADLEC
Vice President

CHARLES C. SMITH, JR.
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

                          TRI-CONTINENTAL CORPORATION

                                   MANAGED BY

                          [J.& W. SELIGMAN & CO. LOGO]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


   THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE
       WHO HAVE RECEIVED THE CURRENT PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT
                        MANAGEMENT FEES AND OTHER COSTS.



                             www.tricontinental.com

                                                                    CETR12 12/99